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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported ):  September 23, 1999


                             Scovill Fasteners Inc.
                             Scovill Holdings Inc.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                  333-43195                     95-3959561
       Delaware                333-43195-01                    58-2365743
(State of Incorporation)  (Commission File Number)            (IRS Employer
                                                          Identification Number)

                                1802 Scovill Dr.
                            Clarkesville, GA  30523
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  706-754-4181
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Item 5.  Other Events.

     On September 23, 1999, the Board of Directors of Scovill Fasteners Inc., a Delaware corporation (the "Company"), accepted the resignation of David J. Barrett, its Chief Executive Officer. Mr. Barrett will serve the Company in a consultant role to assist in the management transition. Mr. Barrett will also resign from the Board of Directors effective immediately.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 24, 1999               SCOVILL FASTENERS INC.
                                        SCOVILL HOLDINGS INC.



                                        By: /s/ Martin A. Moore
                                            ------------------------
                                            Martin A. Moore,
                                            Executive Vice President